Convertible Debentures	9 Months Ended
Mar. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Convertible Debentures	Convertible Debentures

Accounting Policy

Convertible debentures are financial instruments which are accounted for separately dependent on the nature of their components: a financial liability and an equity instrument. The identification of such components embedded within a convertible debenture requires significant judgment given that it is based on the interpretation of the substance of the contractual arrangement. Where the conversion option has a fixed conversion rate, the financial liability, which represents the obligation to pay coupon interest on the convertible debentures in the future, is initially measured at its fair value and subsequently measured at amortized cost. The residual amount is accounted for as an equity instrument at issuance. Where the conversion option has a variable conversion rate, the conversion option is recognized as a derivative liability measured at fair value through profit and loss. The residual amount is recognized as a financial liability and subsequently measured at amortized cost. The determination of the fair value is also an area of significant judgment given that it is subject to various inputs, assumptions and estimates including: contractual future cash flows, discount rates, credit spreads and volatility.

Transaction costs are apportioned to the debt liability and equity components in proportion to the allocation of proceeds.

$
Balance, June 30, 2021	327,931
Interest paid	(25,667)
Accretion	33,171
Accrued interest	22,457
Debt repurchased	(163,165)
Realized loss on debt repurchased	19,353
Unrealized loss on foreign exchange	12,424
Balance, June 30, 2022	226,504
Current portion	(26,854)
Long-term portion	199,650

Balance, June 30, 2022	226,504
Interest paid	(13,305)
Accretion	16,123
Accrued interest	8,956
Debt repurchased	(128,706)
Realized loss on debt repurchased	10,874
Unrealized loss on foreign exchange	12,125
Balance, March 31, 2023	132,571
Current portion	(132,571)
Long-term portion	—

On January 24, 2019, the Company issued $460.6 million (US$345.0 million) in aggregate principal amount of Convertible Senior Notes due 2024 (“Senior Notes”) issued at par value. Holders may convert all or any portion of the Senior Notes at any time. The Senior Notes are unsecured, mature on February 28, 2024 and bear cash interest semi-annually at a rate of 5.5% per annum. The initial conversion rate for the Senior Notes is 11.53 Common Shares per US$1,000 principal amount of Senior Notes, equivalent to an initial conversion price of approximately US$86.72 per Common Share. As of March 31, 2023, $148.5 million (US$109.9 million) principal amount of the Senior Notes are outstanding.

Holders will also have the right to require Aurora to repurchase their Senior Notes upon the occurrence of certain customary events at a purchase price equal to 100% of the principal amount of the Senior Notes to be repurchased, plus accrued and unpaid interest.

The Senior Notes and any Common Shares of Aurora issuable upon conversion of the Senior Notes have not been and will not be registered under the U.S. Securities Act of 1933, as amended, or any state securities laws, or qualified for distribution by prospectus in Canada, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements, or sold in Canada absent an exemption from the prospectus requirements of Canadian securities laws.

In accordance with IFRS 9, the equity conversion option embedded in the Senior Notes was determined to be a derivative liability, which has been recognized separately at its fair value. Subsequent changes in the fair value of the equity conversion option are recognized through profit and loss (i.e. FVTPL). The equity conversion option was classified as an option liability as it can be settled through the issuance of a variable number of shares, cash or a combination thereof, based on the exchange rate and or trading price at the time of settlement.

The debt host has been recognized at its amortized cost of $276.4 million, which represents the remaining fair value allocated from total net proceeds received of $445.6 million (US$334.7 million) after $169.2 million (US$126.8 million) was allocated to the derivative liability representing the equity conversion option. Management elected to capitalize transaction costs, which are directly attributable to the issuance of the Senior Notes. These transaction costs total $15.0 million and have been netted against the principal amount of the debt.

As of March 31, 2023, $148.5 million (USD$109.9 million) (June 30, 2022 - $269.2 million (US$208.9 million )) principal amount of the Senior Notes are outstanding.

As of March 31, 2023, the conversion option had a fair value of $nil (June 30, 2022 - $nil) and the Company recognized an unrealized gain of $nil for the nine months ended March 31, 2023 (year ended June 30, 2022 - $3.1 million) on the derivative liability. The fair value of the conversion option was determined based on the Kynex valuation model with the following assumptions: share price of US$0.70 (June 30, 2022 - US$1.32), volatility of 84% (June 30, 2022 - 82%), implied credit spread of 397 bps (June 30, 2022 - 903 bps), and assumed stock borrow rate of 10% (June 30, 2022 - 10%). As of March 31, 2023, the Company has accrued interest payable of $16.9 million (June 30, 2022 - $6.6 million) on the Senior Notes.
During the nine months ended March 31, 2023 the Company repurchased a total of $135.0 million (US $99.0 million) (year ended June 30, 2022 - $175.7 million (US$136.1 million) ) in principal amount of the Senior Notes at a total cost, including accrued interest, of $130.4 million (US $95.7 million) and recognized a loss of $10.9 million within other gains (losses) in the statements of comprehensive loss.

Subsequent to March 31, 2023, the Company repurchased approximately US$50.9 million aggregate principal amount of convertible senior notes (Note 32).